TERM SHEET
DATED JANUARY 14, 2002
SUBJECT TO REVISION

Capital Auto Receivables Asset Trust 2002-1
Issuer

$1,700,374,000 Asset Backed Notes, Class A


Capital Auto Receivables, Inc.
Seller

General Motors Acceptance Corporation
Servicer


This document is a preliminary term sheet describing the structure, collateral pool and additional aspects of Capital Auto Receivables Asset Trust 2002-1. We have prepared this term sheet with the cooperation of General Motors Acceptance Corporation. The information and assumptions we have provided in this term sheet are preliminary and will be superseded by a prospectus supplement and by any other information subsequently filed by us with the SEC or incorporated by reference in the relevant registration statement. This term sheet also supersedes any prior or similar term sheet.

                  The trust is offering the following classes of notes:

                                                    Class A Notes
                                   --------------------------------------------
                                     A-2 Notes       A-3 Notes      A-4 Notes
                                   --------------------------------------------
Principal Amount                    $579,000,000    $652,000,000   $469,374,000
Interest Rate
Final Scheduled Distribution Date March 15, 2004 July 15, 2005 July 16, 2007 Price to Public
Underwriting Discount
Proceeds to Seller

---------------------------------- --------------  -------------  -------------

Credit Enhancement and Liquidity

o    Reserve account, with an initial deposit of $17,084,087.54.

o    Certificates   with   an   aggregate   initial   certificate   balance   of
     $102,504,338.63   will   initially  be  retained  by  the  seller  and  are
     subordinated to the notes.


Banc of America Securities LLC Banc One Capital Markets, Inc. Credit Suisse First Boston

Barclays Capital
                Deutsche Banc Alex. Brown
                                        JPMorgan
                                               Merrill Lynch & Co.
                                                             Wachovia Securities

                              ---------------------


                   IMPORTANT INFORMATION ABOUT THIS TERM SHEET

None of the underwriters, General Motors Acceptance Corporation, the issuer, the seller or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in this term sheet. The information contained in this term sheet only addresses some aspects of the applicable security's characteristics and does not provide a complete assessment. So, the information contained in this term sheet may not reflect the impact of all structural characteristics of the security. Due to changes in circumstances, we may modify the assumptions underlying the information set forth in this term sheet, including structure and collateral, from time to time.


We have filed a registration statement (including a prospectus and a form of prospectus supplement) relating to the trust with the SEC and it is effective. In connection with this offering, after the securities have been priced and all of the terms and information related to this transaction are finalized, we will file with the SEC an updated prospectus supplement relating to the securities offered by the trust. This communication is not an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities of the trust in any state in which an offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of that state. A sale of the securities of the trust will not be consummated unless the purchaser has received both the final prospectus supplement and the prospectus. Neither the SEC nor any state securities commission has approved or disapproved these securities or determined that this term sheet, the prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Any investment decision by you should be based on the information in the final prospectus supplement and the prospectus, which will be current as of their publication dates and after publication may no longer be complete or current.


You may obtain a final prospectus supplement and a prospectus by contacting Banc of America Securities LLC at (704) 386-7744, Banc One Capital Markets, Inc. at
(312) 732-1795, or Credit Suisse First Boston at (212) 325-8549.


                              ---------------------

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

You can find the definitions of all capitalized terms used below that are not defined in this term sheet in the prospectus of Capital Auto Receivables, Inc. dated June 14, 2001 and filed with the registration statement pertaining to Capital Auto Receivables Asset Trusts. A copy of the prospectus is available from the SEC. The prospectus will be supplemented by a final prospectus supplement to be dated January ___, 2002. Your investment decision should be based solely on the information in the final prospectus supplement and the prospectus.

THE PARTIES

Issuer

Capital Auto Receivables Asset Trust 2002-1 is the issuer of the offered notes.

Seller

Capital Auto Receivables, Inc. will be the seller to the trust.

Servicer

General Motors Acceptance Corporation will be the servicer for the trust.

Indenture Trustee

Bank One, National Association.

Owner Trustee

Bankers Trust (Delaware).

THE NOTES

o The trust will offer the three classes of notes listed on the cover page of this term sheet.

o The trust will also issue the Class A-1 Notes with an initial principal amount of $475,000,000. The Class A-1 Notes will have a final scheduled distribution date of January 15, 2003. These notes are not being offered under this term sheet or the prospectus supplement. These notes will instead be sold in a private placement.

Interest Payments

o The interest rate for each class of notes will be either a fixed rate or a floating rate, and it will be specified in the prospectus supplement. We refer in this term sheet to notes which bear interest at a floating rate as "floating rate notes," and to notes which bear interest at a fixed rate as "fixed rate notes."

o The trust will pay interest on the notes monthly, on the 15th day of each month, or on the next business day, which we refer to as the "distribution date." The first distribution date is February 15, 2002.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

o The trust will generally pay interest on fixed rate notes based on a 360-day year consisting of twelve 30-day months, except that it may pay interest on fixed rate Class A-1 Notes based on actual days elapsed during the period for which interest is payable and a 360-day year. The trust will pay interest on floating rate notes based on the actual days elapsed during the period for which interest is payable and a 360-day year.

o    Interest payments on all classes of notes will have the same priority.

o If the trust issues floating rate notes, the trust will enter into interest rate swaps for the benefit of each class of floating rate notes.

Principal Payments

o The trust will pay principal on the notes monthly on each distribution date.

o The trust will make principal payments based on the amount of collections and defaults on the receivables during the prior month.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to principal payments.

o Principal payments on the notes will be made in the order of priority listed below. On each distribution date, except as described below, the trust will distribute all of the funds available to pay principal:

     (1) to the Class A-1 Notes, until the Class A-1 Notes are paid in full;

     (2) to the Class A-2 Notes, until the Class A-2 Notes are paid in full;

     (3) to the Class A-3 Notes, until the Class A-3 Notes are paid in full; and

     (4) to the Class A-4 Notes, until the Class A-4 Notes are paid in full.

o The failure of the trust to pay any class of notes in full on its final scheduled distribution date will constitute an event of default.

o On each distribution date after an event of default occurs and the notes are accelerated, until the time when all events of default have been cured or waived as provided in the indenture, principal payments on each class of the notes will be made ratably to all noteholders, based on the outstanding principal balance of each class of notes.

THE CERTIFICATES

o The trust will issue certificates with an aggregate initial certificate balance of $102,504,338.63.

o The seller will initially retain all the certificates, but may sell all or part of its interest in the certificates in the future.

Interest Payments

o    The  trust  will  pay  interest  on  the   certificates   monthly  on  each
     distribution date.

o The interest rate for the certificates will be a fixed rate, and it will be specified in the prospectus supplement.

o The trust will pay interest on the certificates based on a 360-day year consisting of twelve 30-day months.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

o Interest payments on the certificates will be made on any distribution date only after interest and principal on the notes have been paid in full for that distribution date and any necessary funds have been deposited into the reserve account.

Certificate Balance

o On each distribution date after the Class A-1 Notes have been paid in full, the amount available to make principal payments will be applied to make distributions on the certificate balance only after all other payments due from the trust on that distribution date have been made.

o If an event of default occurs and the notes are accelerated, no payments of interest on the certificates or distributions with respect to the certificate balance will be made until the notes are paid in full or the acceleration is rescinded.

EARLY RETIREMENT OF THE NOTES AND
CERTIFICATES

o When the total principal balance of the receivables declines to 10% or less of the total amount financed under the receivables, the servicer may purchase all of the remaining receivables. If the servicer purchases the receivables, the outstanding notes, if any, and the certificates will be redeemed at a price equal to their remaining principal balance and certificate balance, as applicable, plus accrued and unpaid interest.

THE RECEIVABLES

o The primary assets of the trust will be a pool of fixed rate retail instalment sales contracts used to finance the purchase of new cars and light trucks. We refer to these contracts as "receivables" and to the persons who financed their purchases with these contracts as "obligors."

o Substantially all of the receivables in the trust were acquired by GMAC under special incentive rate financing programs.

o The receivables in the trust will be sold by GMAC to the seller, and then by the seller to the trust. The trust will grant a security interest in the receivables and the other trust property to the indenture trustee on behalf of the noteholders.

o The trust property will also include, with other specific exceptions described in the prospectus:

     o Monies received under the receivables on or after a cutoff date of January 1, 2002; we refer to this date as the "cutoff date";

     o    Amounts held on deposit in trust accounts  maintained for the trust;

     o    Security interests in the vehicles financed by the receivables;

     o Any recourse GMAC has against the dealers from which it purchased the receivables;

     o Any proceeds from claims on insurance policies covering the financed vehicles;

     o    The interest rate swaps and contingent assignment described below;

     o    Specified rights of the seller under its purchase agreement with GMAC;
          and

     o All rights of the trust under the related transfer agreement with the seller.

o The initial aggregate discounted principal balance of the receivables, which is the present value of all scheduled payments due on the receivables that have not been applied on or prior to cutoff date, discounted by 7.75%, was $2,277,878,338.63.

PRIORITY OF DISTRIBUTIONS

o The trust will distribute available funds in the following order of priority:

     o    servicing fee payments to the servicer;

     o net amount payable, if any, to the swap counterparty, other than swap termination amounts;

     o    interest on the notes and any swap termination amounts;

     o    principal on the notes;

     o    deposits into the reserve account;

     o    interest on the certificates; and

     o    principal on the certificates.

o If an event of default occurs and the notes are accelerated, the trust will pay each class of notes, on a pro rata basis, before making any interest payments on the certificates or any payments on the certificate balance until all events of default have been cured or waived as provided in the indenture.

RESERVE ACCOUNT

o On the closing date, the seller will deposit $17,084,087.54 in cash or eligible investments into the reserve account. Collections on the receivables, to the extent available for this purpose, will be added to the reserve account on each distribution date if the reserve account balance is below a specified reserve amount.

o To the extent that funds from principal and interest collections on the receivables are not sufficient to pay the basic servicing fees, to pay the net amount, if any, due to the swap counterparty and to make required distributions on the notes, the trust will withdraw cash from the reserve account for those purposes.

o On any distribution date, the amount in the reserve account may exceed the specified reserve amount. If so, the trust will pay the excess to the seller.

INTEREST RATE SWAPS

o If the trust issues floating rate notes, the trust will enter into interest rate swaps with the following characteristics:

     o On the closing date, the trust will enter into an interest rate swap for each class of floating rate notes. We expect that Bank of America, N.A. will be the swap counterparty.

     o    The swap  counterparty,  the trust and GMAC  will  also  enter  into a contingent assignment for the interest rate swaps. Under the contingent assignment, if the swap counterparty fails to perform its obligations under any interest rate swap, or if specified termination events occur, and as a result the interest rate swaps would be terminated, GMAC will assume the obligations of the swap counterparty under the interest rate swaps.

     o Under each interest rate swap, on each distribution date, the trust will make payments to the swap counterparty based on a fixed rate and a notional amount equal to the aggregate outstanding balance of the related class of floating rate notes. On each distribution date, the swap counterparty will make payments to the trust based on a floating rate and the same notional amount.

     o Under each interest rate swap, the amount that the trust is obligated to pay to the swap counterparty will be netted against the amount that the swap counterparty is obligated to pay to the trust. Only the net amount payable will be due from the trust or the swap counterparty, as applicable.

SERVICING FEES

o The trust will pay the servicer a monthly basic 1% per annum servicing fee as compensation for servicing the receivables. The servicer will also be entitled to any late fees, prepayment charges and other administrative fees and expenses collected during the month and investment earnings on trust accounts. The trust will also pay the servicer an additional monthly servicing fee of up to 1% per annum as described in the prospectus.

TAX STATUS

o    Kirkland & Ellis, special tax counsel, will deliver its opinion that:

     o the notes will be characterized as indebtedness for federal income tax purposes, and

     o on the basis that the entire certificate balance initially will be retained by the seller, the trust will be characterized as a division of the seller for federal income tax purposes. If the seller sells any of the certificates, or if the trust issues additional certificates, this characterization may change.

o Each noteholder, by the acceptance of a note, will agree to treat the notes as indebtedness for federal, state and local income and franchise tax purposes.


ERISA CONSIDERATIONS

o Subject to additional considerations, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974 may purchase the notes. We suggest that an employee benefit plan and any other retirement plan or arrangement, and any entity deemed to hold "plan assets" of any employee benefit plan or other plan, consult with its counsel before purchasing the notes.

RATINGS

o    We will not issue the notes  offered  hereby  unless  they are rated in the
     highest  rating  category  for  long-term   obligations  by  at  least  one
     nationally recognized rating agency.

RISK FACTORS

Before making an investment decision, you should consider the factors that are set forth under the caption "Risk Factors" in the prospectus and the prospectus supplement.

                              THE RECEIVABLES POOL

     The receivables to be included in the pool of receivables securing the notes were selected from GMAC's portfolio based on several criteria, including that each receivable:

     o    is secured by a new vehicle;

     o    was originated in the United States;

     o provides for level monthly payments which may vary from one another by no more than $5;

     o    will amortize the amount financed over its original term to maturity;

     o    has been acquired by GMAC in the ordinary course of business;

     o    has a first payment due date on or after November 1, 1998;

     o    was originated on or after September 1, 1998;

     o    has an original term of 6 to 60 months;

     o provides for finance charges at an annual percentage rate within the range specified in the second table below; and

     o as of the cutoff date, was not considered past due; that is, the scheduled payments due on that receivable in excess of $25 have been received within 30 days of the scheduled payment date.

     Scheduled interest receivables represent 30% of the aggregate principal balance as of the cutoff date. The balance of the receivables are simple interest receivables. All of the receivables were secured by new vehicles at the time of origination. Substantially all of the receivables were acquired by GMAC under special incentive rate financing programs designed to encourage purchases of new General Motors vehicles. The receivables in the pool of receivables on the closing date will be the same receivables which comprised the pool of receivables on the cutoff date.

     The following tables describe the receivables pool as of the cutoff date:

                       Composition of the Receivables Pool


Weighted Average Annual Percentage Rate of Receivables.. 2.84%
Aggregate Amount Financed............................... $2,500,035,087.22
Number of Contracts in Pool............................. 129,940
Average Amount Financed................................. $19,239.91
Weighted Average Original Maturity...................... 53.36 months
Weighted Average Remaining Maturity (Range)............. 47.07 months
                                                          (6 to 60 months)

     The "Weighted Average Annual Percentage Rate of Receivables" in the preceding table is based on weighting by current balance and remaining term of each receivable. The "Weighted Average Original Maturity" in the preceding table is based on weighting by original principal balance of each receivable.


         Distribution of the Receivables Pool by Annual Percentage Rate

                                                                           Percentage
                                                          Aggregate        of Aggregate
 Annual Percentage Rate Range   Number of Contracts   Amount Financed    Amount Financed
------------------------------ ---------------------  ----------------   ---------------
        0.00% to 1.00%                45,049          $   917,017,130       36.68%
        1.01% to 2.00%                 8,340          $   143,995,692        5.76%
        2.01% to 3.00%                24,335          $   521,402,922       20.86%
        3.01% to 4.00%                12,872          $   172,591,737        6.90%
        4.01% to 5.00%                20,637          $   412,755,663       16.51%
        5.01% to 6.00%                12,389          $   223,996,238        8.96%
        6.01% to 7.00%                 6,279          $   107,704,250        4.31%
        7.01% to 8.00%                    39          $       571,455        0.02%
                                     -------          ---------------      -------
            TOTAL                    129,940          $ 2,500,035,087      100.00%
                                     =======          ===============      =======

     The pool of receivables includes receivables originated in 46 states and the District of Columbia. The following table sets forth the percentage of the aggregate amount financed in the states with the largest concentration of receivables. No other state accounts for more than 5.01% of the aggregate amount financed. The following breakdown by state is based on the billing address of the obligor on the receivables:


                                              Percentage of
                                                Aggregate
             State                           Amount Financed
             -----                           ---------------
             Texas..................            10.98%
             California.............            10.36%
             Illinois...............             7.55%
             Michigan...............             7.43%
             Florida................             5.28%

                                  THE SERVICER

Delinquencies, Repossessions and Net Losses

     For GMAC's entire U.S. portfolio of new and used retail car and light truck receivables (including receivables sold by GMAC which it continues to service), the table on the following page shows GMAC's experience for:

     o    delinquencies,

     o    repossessions, and

     o    net losses.

     The servicer believes that delinquencies, repossessions and net losses have decreased during the periods set forth below due to tightened credit standards and continued collection efforts. Fluctuation in delinquencies, repossessions and losses generally follow trends in the overall economic environment and may be affected by such factors as:

     o    competition for obligors,

     o    the supply and demand for automobiles and light trucks,

     o    consumer debt burden per household, and

     o    personal bankruptcies.

     The credit enhancement for the trust has been designed to mitigate the impact to noteholders of increases in delinquencies and losses.

     There can be no assurance that the delinquency, repossession and net loss experience on the receivables will be comparable to that set forth below or that the factors or beliefs described above will remain applicable.




                                              Nine Months Ended
    New and Used Vehicle Contracts               September 30        Year Ended December 31
--------------------------------------------  -----------------  -------------------------------
                                                2001     2000     2000     1999   1998    1997
                                              -------   -------  -------  -------------- -------

Total Retail Contracts Outstanding at End
of the Period (in thousands)................    3,615    3,306    3,412    3,120  2,981   2,861

Average Daily Delinquency
    31-60 Days..............................    1.94%    1.89%     1.92%    2.18%  2.66%  3.24%
    61-90 Days..............................    0.18     0.14      0.15     0.14   0.18   0.23
    91 Days or More.........................    0.02     0.01      0.01     0.02   0.02   0.03

Repossessions as a Percent of Average
Number of Contracts Outstanding.............    1.85%    1.82%     1.84%    2.07%  2.48%  3.21%

Net Losses as a Percent of Liquidations.....    1.28%    1.07%     1.16%    1.12%  1.70%  2.30%

Net Losses as a Percent of Average
Receivables.................................    0.64%    0.54%     0.58%    0.58%  0.83%  1.31%


     The servicer's current practice is generally to write off receivables which are more than 90 days past due. Also, the "Net Losses as a Percent of Liquidations" and the "Net Losses as a Percent of Average Receivables" percentages in the preceding table are based on gross receivables including unearned income, and "Repossessions as a Percent of Average Number of Contracts Outstanding" and "Net Losses as a Percent of Average Receivables" for the nine months ended September 2001 and 2000 are reported as annualized rates.

                       WEIGHTED AVERAGE LIFE OF THE NOTES

     Prepayment on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model or ABS, represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are uniform as to size and maturity and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables assumed to originally contain 10,000 uniform receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables owned by the trust.

     As the rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of classes of notes could occur significantly earlier than the final scheduled distribution date for that class of notes. Reinvestment risk associated with early payment of the notes will be borne exclusively by the noteholders.

     The tables below under the heading "Percent of Initial Note Principal Balance Outstanding at Various ABS Percentages" have been prepared on the basis of indicated ABS percentages applied to a pool of uniform receivables with aggregate remaining scheduled payments in each month, measured as of the cutoff date, equal to those of the pool of receivables owned by the trust. The Schedule of Remaining Scheduled Payments by Month, which follows those tables, sets forth, as of the cutoff date, the remaining scheduled payments in each month on the pool of receivables owned by the trust. The initial aggregate discounted present value of these scheduled payments, using a discount rate of 7.75%, is equal to $2,277,878,338.63.

     In addition, the following assumptions have been used in preparing the tables below:

     (1) the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,

     (2) each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days,

     (3) payments on the notes are made on each distribution date (and each distribution date is assumed to be the 15th day of each applicable month),

     (4) the balance in the reserve account on each distribution date is equal to the specified reserve account balance,

     (5) except as indicated in the following tables, the servicer does not exercise its option to purchase the receivables, and

     (6)  the closing date occurs on January 24, 2002.

     The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the following tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of receivables will prepay at the same level of ABS. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of the notes.

     The following tables indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

Percent of Initial Note Principal Balance Outstanding at Various ABS Percentages


     Percent of the Initial Principal Balance Outstanding - Class A-2 Notes

      Distribution Date         0.00%   0.50%    0.75%   1.00%    1.25%    1.50%
--------------------------     -------  ------   -----  -------  -------  ------
Closing Date                      100     100     100     100      100      100
February 15, 2002                 100     100     100     100      100      100
March 15, 2002                    100     100     100     100      100      100
April, 15, 2002                   100     100     100     100      100      100
May 15, 2002                      100     100     100     100      100      100
June 15, 2002                     100     100     100     100      100      100
July 15, 2002                     100     100     100     100      100       98
August 15, 2002                   100     100     100      99       93       86
September 15, 2002                100     100      95      88       81       74
October 15, 2002                  100      93      85      78       70       62
November 15, 2002                  99      84      76      68       59       50
December 15, 2002                  91      74      66      57       48       39
January 15, 2003                   83      65      57      47       38       28
February 15, 2003                  75      57      47      37       27       17
March 15, 2003                     67      48      38      28       17        6
April 15, 2003                     58      39      29      18        7        0
May 15, 2003                       50      30      20       9        0        0
June 15, 2003                      42      22      11       0        0        0
July 15, 2003                      34      13       2       0        0        0
August 15, 2003                    26       5       0       0        0        0
September 15, 2003                 18       0       0       0        0        0
October 15, 2003                   10       0       0       0        0        0
November 15, 2003                   2       0       0       0        0        0
December 15, 2003                   0       0       0       0        0        0

Weighted Average Life
(years)....................     1.35     1.17    1.08     1.00    0.93     0.86
Weighted Average Life
(years) to call............     1.35     1.17    1.08     1.00    0.93     0.86

     The weighted average life of a note set forth above is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal amount of the note. The calculation in the row above labeled "Weighted Average Life (years)" assumes that the servicer does not exercise its option to purchase the receivables. The calculation in the row above labeled "Weighted Average Life (years) to call" assumes that the servicer exercises its option to purchase the receivables.

     Percent of the Initial Principal Balance Outstanding - Class A-3 Notes

   Distribution Date            0.00%    0.50%    0.75%   1.00%   1.25%    1.50%
-----------------------         -----    -----    -----   -----   -----    -----
Closing Date                     100     100       100     100     100     100
February 15, 2002                100     100       100     100     100     100
March 15, 2002                   100     100       100     100     100     100
April, 15, 2002                  100     100       100     100     100     100
May 15, 2002                     100     100       100     100     100     100
June 15, 2002                    100     100       100     100     100     100
July 15, 2002                    100     100       100     100     100     100
August 15, 2002                  100     100       100     100     100     100
September 15, 2002               100     100       100     100     100     100
October 15, 2002                 100     100       100     100     100     100
November 15, 2002                100     100       100     100     100     100
December 15, 2002                100     100       100     100     100     100
January 15, 2003                 100     100       100     100     100     100
February 15, 2003                100     100       100     100     100     100
March 15, 2003                   100     100       100     100     100     100
April 15, 2003                   100     100       100     100     100      97
May 15, 2003                     100     100       100     100      98      88
June 15, 2003                    100     100       100     100      89      79
July 15, 2003                    100     100       100      92      81      70
August 15, 2003                  100     100        94      84      73      62
September 15, 2003               100      97        87      76      65      54
October 15, 2003                 100      89        79      69      58      46
November 15, 2003                100      82        72      61      50      39
December 15, 2003                 95      75        65      54      43      32
January 15, 2004                  88      68        57      47      36      24
February 15, 2004                 80      61        51      40      29      18
March 15, 2004                    74      54        44      33      22      11
April 15, 2004                    67      47        37      27      16       5
May 15, 2004                      60      41        31      21      10       0
June 15, 2004                     53      35        25      15       4       0
July 15, 2004                     47      28        19       9       0       0
August 15, 2004                   40      22        13       3       0       0
September 15, 2004                34      16         7       0       0       0
October 15, 2004                  28      11         2       0       0       0
November 15, 2004                 22       5         0       0       0       0
December 15, 2004                 16      <0.5       0       0       0       0
January 15, 2005                  11       0         0       0       0       0
February 15, 2005                  6       0         0       0       0       0
March 15, 2005                     1       0         0       0       0       0
April 15, 2005                     0       0         0       0       0       0

Weighted Average Life
(years) ........................ 2.49      2.25     2.13    2.00    1.87    1.75
Weighted Average Life
(years) to call................. 2.49      2.25     2.13    2.00    1.87    1.75

     The weighted average life of a note set forth above is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal amount of the note. The calculation in the row above labeled "Weighted Average Life (years)" assumes that the servicer does not exercise its option to purchase the receivables. The calculation in the row above labeled "Weighted Average Life (years) to call" assumes that the servicer exercises its option to purchase the receivables.

     Percent of the Initial Principal Balance Outstanding - Class A-4 Notes

   Distribution Date             0.00%  0.50%    0.75%    1.00%   1.25%    1.50%
-----------------------         ------ ------   ------   ------  ------   -----
Closing Date                     100     100     100        100     100    100
February 15, 2002                100     100     100        100     100    100
March 15, 2002                   100     100     100        100     100    100
April, 15, 2002                  100     100     100        100     100    100
May 15, 2002                     100     100     100        100     100    100
June 15, 2002                    100     100     100        100     100    100
July 15, 2002                    100     100     100        100     100    100
August 15, 2002                  100     100     100        100     100    100
September 15, 2002               100     100     100        100     100    100
October 15, 2002                 100     100     100        100     100    100
November 15, 2002                100     100     100        100     100    100
December 15, 2002                100     100     100        100     100    100
January 15, 2003                 100     100     100        100     100    100
February 15, 2003                100     100     100        100     100    100
March 15, 2003                   100     100     100        100     100    100
April 15, 2003                   100     100     100        100     100    100
May 15, 2003                     100     100     100        100     100    100
June 15, 2003                    100     100     100        100     100    100
July 15, 2003                    100     100     100        100     100    100
August 15, 2003                  100     100     100        100     100    100
September 15, 2003               100     100     100        100     100    100
October 15, 2003                 100     100     100        100     100    100
November 15, 2003                100     100     100        100     100    100
December 15, 2003                100     100     100        100     100    100
January 15, 2004                 100     100     100        100     100    100
February 15, 2004                100     100     100        100     100    100
March 15, 2004                   100     100     100        100     100    100
April 15, 2004                   100     100     100        100     100    100
May 15, 2004                     100     100     100        100     100     99
June 15, 2004                    100     100     100        100     100     91
July 15, 2004                    100     100     100        100      98     83
August 15, 2004                  100     100     100        100      91     76
September 15, 2004               100     100     100         97      84     70
October 15, 2004                 100     100     100         90      77     63
November 15, 2004                100     100      95         83      70     57
December 15, 2004                100     100      89         77      65     52
January 15, 2005                 100      94      83         71      59     47
February 15, 2005                100      88      77         66      54     42
March 15, 2005                   100      82      71         61      49     38
April 15, 2005                    95      76      66         55      45     34
May 15, 2005                      88      70      60         51      40     30
June 15, 2005                     81      64      55         46      36     26
July 15, 2005                     75      58      50         41      32     23
August 15, 2005                   68      53      45         37      29     20
September 15, 2005                62      48      40         33      25     17
October 15, 2005                  55      43      36         29      22     14
November 15, 2005                 49      38      31         25      19     12
December 15, 2005                 44      33      28         22      16     10
January 15, 2006                  39      29      24         19      14      8
February 15, 2006                 34      26      21         16      12      7
March 15, 2006                    30      22      18         14      10      5

     Percent of the Initial Principal Balance Outstanding - Class A-4 Notes

   Distribution Date             0.00%  0.50%    0.75%    1.00%   1.25%    1.50%
-----------------------         ------ ------   ------   ------  ------   -----
April 15, 2006                    25      19      15         12       8      4
May 15, 2006                      21      15      12          9       6      3
June 15, 2006                     17      12      10          7       5      2
July 15, 2006                     13       9       7          5       3      1
August 15, 2006                    9       6       5          4       2      1
September 15, 2006                 6       4       3          2       1     <0.5
October 15, 2006                   3       2       2          1       1     <0.5
November 15, 2006                 <0.5    <0.5    <0.5       <0.5    <0.5   <0.5
December 15, 2006                 <0.5    <0.5    <0.5       <0.5    <0.5   <0.5
January 15, 2007                   0       0       0          0       0      0

Weighted Average Life
(years) ........................3.90    3.72    3.60       3.45    3.29   3.09
Weighted Average Life
(years) to call.................3.70    3.50    3.35       3.22    3.01   2.84

     The weighted average life of a note set forth above is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal amount of the note. The calculation in the row above labeled "Weighted Average Life (years)" assumes that the servicer does not exercise its option to purchase the receivables. The calculation in the row above labeled "Weighted Average Life (years) to call" assumes that the servicer exercises its option to purchase the receivables.

                Schedule of Remaining Scheduled Payments by Month


    Collection Period                      Scheduled Payments

    January 2002                           61,922,993.44
    February 2002                          61,922,993.44
    March 2002                             61,922,993.44
    April 2002                             61,922,993.44
    May 2002                               61,922,417.67
    June 2002                              61,881,603.74
    July 2002                              61,712,963.66
    August 2002                            61,484,761.65
    September 2002                         61,142,489.86
    October 2002                           60,875,613.92
    November 2002                          60,705,466.47
    December 2002                          60,517,625.97
    January 2003                           60,273,540.68
    February 2003                          59,983,952.13
    March 2003                             59,703,202.93
    April 2003                             59,386,812.65
    May 2003                               59,079,847.79
    June 2003                              58,772,865.44
    July 2003                              58,441,050.58
    August 2003                            58,138,057.56
    September 2003                         57,886,174.67
    October 2003                           57,616,305.03
    November 2003                          57,310,678.82
    December 2003                          56,820,911.93
    January 2004                           56,025,686.73
    February 2004                          54,905,965.05
    March 2004                             53,892,777.82
    April 2004                             52,787,648.14
    May 2004                               51,845,174.40
    June 2004                              50,949,394.04
    July 2004                              49,884,376.56
    August 2004                            48,808,413.35
    September 2004                         47,773,274.78
    October 2004                           46,185,838.60
    November 2004                          40,427,243.73
    December 2004                          39,313,205.07
    January 2005                           38,831,969.47
    February 2005                          38,268,784.70
    March 2005                             37,740,683.61
    April 2005                             37,012,470.98
    May 2005                               36,235,459.98
    June 2005                              35,493,890.91
    July 2005                              34,768,150.38
    August 2005                            34,094,742.48
    September 2005                         33,476,776.73
    October 2005                           32,269,372.04
    November 2005                          27,331,066.40
    December 2005                          25,777,061.37
    January 2006                           25,130,724.71
    February 2006                          24,391,295.66
    March 2006                             23,552,744.68
    April 2006                             22,576,242.88
    May 2006                               21,503,569.28
    June 2006                              20,184,322.57
    July 2006                              18,246,197.85
    August 2006                            16,514,007.75
    September 2006                         15,069,742.27
    October 2006                           12,256,401.41
    November 2006                           1,735,253.04
    December 2006                              21,723.98
    January 2007                                    0.00